JNL Series Trust 485BPOS

Ex. 99.28(d)(1)(v)

Amendment to

Amended and Restated Investment Advisory

and Management Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”) and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”).

Whereas, the Trust and the Adviser (the “Parties”) entered into an Amended and Restated Investment Advisory and Management Agreement, effective as of the 13th day of September, 2021, as amended (the “Agreement”), whereby the Adviser agreed to provide certain investment advisory services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved, and the Parties have agreed to amend Schedule B of the Agreement to reflect investment advisory fee changes for the following funds, effective May 1, 2023:

JNL/Invesco Small Cap Growth Fund;

JNL/Lazard International Strategic Equity Fund;

JNL/T. Rowe Price Balanced Fund;

JNL/T. Rowe Price Capital Appreciation Fund; and

JNL/T. Rowe Price U.S. High Yield Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced, in its entirety, with Schedule B dated May 1, 2023, attached hereto.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Trust have caused this Amendment to be executed, effective May 1, 2023.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

Schedule B

Dated May 1, 2023

(Compensation)

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/American Funds® Balanced Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/American Funds® Bond Fund of America Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .375% .350% .340%
JNL/American Funds® Capital Income Builder Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/American Funds® Capital World Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds® Global Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds® Global Small Capitalization Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds® Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds® Growth-Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds® International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .700% .690% .680%
JNL/American Funds® New World Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.950% .900% .890% .880%
JNL/American Funds® Washington Mutual Investors Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL Aggressive Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL Conservative Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL iShares Tactical Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130%
JNL iShares Tactical Moderate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130%
JNL iShares Tactical Moderate Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130%
JNL Moderate Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Moderate Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Multi-Manager Alternative Fund	$0 to $850 million $850 million to $3 billion $3 billion to $5 billion Over $5 billion	1.200% 1.100% 1.090% 1.080%
JNL Multi-Manager Emerging Markets Equity Fund	$0 to $250 million $250 million to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .740% .730%
JNL Multi-Manager International Small Cap Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .725% .715% .705%
JNL Multi-Manager Mid Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .625% .600% .590% .580%
JNL Multi-Manager Small Cap Growth Fund	$0 to $100 million $100 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .550% .540% .530%
JNL Multi-Manager Small Cap Value Fund	$0 to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.750% .670% .650% .640% .630%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL Multi-Manager U.S. Select Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.530% .500% .480% .460%
JNL/AB Sustainable Global Thematic Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .550% .540%
JNL/American Funds® Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/American Funds® Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/AQR Large Cap Defensive Style Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .370% .360% .350%
JNL/Baillie Gifford International Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.530% .520% .510% .500%
JNL/Baillie Gifford U.S. Equity Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/BlackRock Global Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .565% .550% .540%
JNL/BlackRock Global Natural Resources Fund	$0 to $300 million $300 million to $ 1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .490% .480% .470%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%
JNL/Causeway International Value Select Fund	$0 to $500 million $500 million to $2 billion $2 billion to $5 billion Over $5 billion	.550% .500% .470% .460%
JNL/ClearBridge Large Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/DFA International Core Equity Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.450% .440% .430%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/DFA U.S. Core Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .375% .360% .350%
JNL/DFA U.S. Small Cap Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.530% .520% .510%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .360% .350% .340%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .590% .580%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.600% .575% .520% .510% .500%
JNL/DoubleLine® Total Return Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .390% .380%
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .380% .350% .340% .330%
JNL/First Sentier Global Infrastructure Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.700% .690% .630% .620% .610%
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .550% .500% .490% .480%
JNL/Goldman Sachs 4 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/Goldman Sachs Managed Aggressive Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/Goldman Sachs Managed Conservative Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/Goldman Sachs Managed Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Goldman Sachs Managed Moderate Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/Goldman Sachs Managed Moderate Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/GQG Emerging Markets Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.900% .875% .850% .840%
JNL/Harris Oakmark Global Equity Fund	$0 to $250 million $250 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.700% .675% .650% .640% .630%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/Invesco Diversified Dividend Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .470% .460% .450%
JNL/Invesco Global Growth Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.500% .490% .480%
JNL/Invesco Small Cap Growth Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.660% .630% .610% .600% .590%
JNL/JPMorgan Global Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/JPMorgan Hedged Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million $250 million to $750 million $750 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .300% .250% .240% .230%
JNL/JPMorgan U.S. Value Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/Lazard International Strategic Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/Loomis Sayles Global Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/Lord Abbett Short Duration Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .290% .280%
JNL/Mellon Bond Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130% .120%
JNL/Mellon Communication Services Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Consumer Discretionary Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Consumer Staples Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon DowSM Index Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Emerging Markets Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .200% .190% .180%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Energy Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Financial Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Healthcare Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Industrials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Information Technology Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon International Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130% .120%
JNL/Mellon Materials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Nasdaq® 100 Index Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over 5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Real Estate Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon S&P 500 Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.170% .130% .120% .110% .090%
JNL S&P 500 Index Fund	$0-$1 billion $1 billion to $3 billion $3 to $5 billion Over $5 billion	0.200% 0.175% 0.165% 0.155%
JNL/Mellon Small Cap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon U.S. Stock Market Index Fund	$0 to $1 billion $1 billion to $5 billion Over $5 billion	.175% .150% .140%
JNL/Mellon Utilities Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon World Index Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Morningstar PitchBook Listed Private Equity Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Morningstar U.S. Sustainability Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.250% .200% .190% .180%
JNL/Morningstar Wide Moat Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/MFS Mid Cap Value Fund	$0 to $100 million $100 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530% .520%
JNL/Neuberger Berman Commodity Strategy Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .390% .380%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Neuberger Berman Gold Plus Strategy Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .700% .650% .600% .590%
JNL/Neuberger Berman Strategic Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .400% .390% .380%
JNL/Newton Equity Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .390% .380%
JNL/PIMCO Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .290% .280%
JNL/PIMCO Real Return Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .375% .365% .355% .345%
JNL/PPM America Floating Rate Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .425% .415% .405%
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .325% .315% .305%
JNL/PPM America Total Return Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .340% .330%
JNL/RAFI® Fundamental U.S. Small Cap Fund	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .170% .160% .150%
JNL/RAFI® Multi-Factor U.S. Equity Fund	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .170% .160% .150%
JNL/T. Rowe Price Balanced Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.530% .475% .450% .440% .430%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/T. Rowe Price Capital Appreciation Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion $5 billion to $10 billion Over $10 billion	.575% .550% .530% .520% .510% .500%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .450% .440% .430% .420%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion Over $3 billion	.600% .580% .560%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million $250 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .275% .265% .255%
JNL/T. Rowe Price U.S. High Yield Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.470% .470% .460% .450%
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .480% .470% .450% .440%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/WCM China Quality Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.850% .800% .790% .780%
JNL/WCM Focused International Equity Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%
JNL/Westchester Capital Event Driven Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.050% .900% .890% .880%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Western Asset Global Multi-Sector Bond Fund	$0 to $500 million $500 million to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .475% .450% .425% .400%
JNL/William Blair International Leaders Fund	$0 to $500 million $500 million to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .480% .470% .460%
JNL/WMC Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .375% .350% .325% .315% .305%
JNL/WMC Equity Income Fund	$0 to $500 million $500 million - $1 billion Over $1 billion	.440% .430% .420%
JNL/WMC Global Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.575% .550% .530% .520%
JNL/WMC Government Money Market Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130%
JNL/WMC Value Fund	$0 to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .350% .340% .330%